Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement              [ ] Confidential, for use of
                                                  the Commission only
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           MICROS-TO-MAINFRAMES, INC.
                   (Name of Registrant as Specified In Its Charter)

                              Not Applicable
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.
(1)   Title of each class of securities to which transaction applies:
(2)   Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
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[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)     Amount Previously Paid: $______________
     (2)     Form, Schedule or Registration Statement No.: _________________
     (3)     Filing Party: _________________
     (4)     Date Filed: __________________

                         MICROS-TO-MAINFRAMES, INC.
                             614 Corporate Way
                       Valley Cottage, New York 10989

                          Notice of Annual Meeting

To our Shareholders:

Our Annual Meeting of Shareholders will be held on Wednesday, October 31, 2001, at our corporate office, 614 Corporate Way, Valley Cottage, New York at 9:30 a.m. At the meeting, we will ask shareholders:

1.   To elect six (6) Directors to serve for the ensuing year;

2. To ratify the appointment of Goldstein Golub Kessler LLP as our independent auditors for the year ending March 31, 2002;and

3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     You must be a shareholder of record as of the close of business on September 12, 2001, to be entitled to notice of, and to vote at, the 2001 Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting for examination by any shareholder.

                                       By Order of the Board of Directors,


Valley Cottage, New York
September 19, 2001                     Frank T. Wong, Secretary


                         Your Vote is Important

    Whether or not you plan to attend the 2001 Annual Meeting, please promptly complete, sign and date your enclosed proxy card, which is solicited by the Board of Directors, and return it to us in the enclosed envelope. You may revoke your proxy at any time before it is voted. If you do execute a proxy, you may still attend the 2001 Annual Meeting and vote in person if you prefer.

                        MICROS-TO-MAINFRAMES, INC.
                          614 Corporate Way
                      Valley Cottage, New York 10989

                               PROXY STATEMENT

                   Information About the Annual Meeting

Information About Attending the Annual Meeting

	Our 2001 Annual Meeting of Shareholders will be held at our corporate offices located at 614 Corporate Way, Valley Cottage, New York on Wednesday, October 31, 2001 at 9:30 a.m.. All shareholders of record at the close of business on September 12, 2001, may attend and vote at the Annual Meeting.

Information About This Proxy Statement

       We sent you this Proxy Statement and the enclosed Proxy Card because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission and that is designed to assist you in voting your shares. We began mailing these proxy materials on September 19, 2001 to all shareholders of record as of the close of business on September 12, 2001. We will bear the entire expense of soliciting these proxies by use of the mails.

Information About Voting

       You can vote on matters coming before the Annual Meeting by proxy or in person:

    *   For all, some or none of the nominees for Director;

    * For or against the ratification of Goldstein Golub Kessler LLP as our independent auditors for the year ending March 31, 2002.

       If you vote by proxy, you can vote by signing, dating and returning the proxy card. If you do this, the individuals named on the card will be your proxies and they will vote your shares in the manner you indicate.

       If you do not indicate instructions on the card, your proxies will vote your shares FOR the election of all nominees for Director and FOR the ratification of Goldstein Golub Kessler as our independent auditors for 2002.

       The Board of Directors anticipates that all of the nominees will be available for election and does not know of any other matters that may be brought before the Annual Meeting. If any other matters should come before the Annual Meeting or any of the nominees for Director is not available for election, your proxies will have discretionary authority to vote in accordance with their best judgment on such matters unless the proxy card is marked to the contrary.

       If you vote in person, you may attend the Annual Meeting and cast your vote there. You may do this even if you have signed and returned the enclosed proxy card.

       You may revoke the proxy at any time before it is voted by:

      * Sending a written notice of revocation to our Secretary, Frank T. Wong,

      * Delivering a later dated proxy, or

      * Voting in person at the Annual Meeting.

      If you want to vote at the 2001 Annual Meeting, but your shares are held in the name of a broker or other nominee, you should obtain a proxy from your nominee naming you as its proxy to vote the shares.

Information About Votes Necessary for Action to be Taken

      As of September 12, 2001, we had outstanding 5,028,269 shares of common stock, our only securities entitled to vote. Each share has one vote. Only shareholders of record as of the close of business on September 12, 2001, will be entitled to vote at the Annual Meeting. The presence at the Annual Meeting, either in person or by proxy, of holders of at least a majority of the shares outstanding on September 12, 2001, is necessary to have a quorum allowing us to conduct business at the Annual Meeting.

     The following votes are required to approve each Proposal at the Annual Meeting:

      * A plurality of all the votes cast for Directors will elect six Directors. This means that the six nominees for Director with the most votes will be elected.

      * A majority of the votes cast will ratify the appointment of Goldstein Golub Kessler as our independent auditors for the year ending March 31, 2002.

     Proxies marked "abstain" with respect to proposals other than the election of directors and proxies marked to deny discretionary authority on all other matters will only be counted for the purpose of determining the presence of a quorum. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

                            Proposal 1.
                  Election of Six (6) Nominees as Directors

       At the Annual Meeting, six (6) Directors will be nominated for election to our Board of Directors. Directors serve until the next annual meeting of shareholders and until their successors are duly elected and qualify. If, at the time of election, any of the nominees should be unavailable for election, a circumstance which we do not expect, the proxies will be voted for the substitute nominee as we may select. The proxies cannot be voted for more than six Directors at the Annual Meeting.

       Proxies not marked to the contrary will be voted "FOR" the election of the following six persons:

Name                 Age                 Position          Director Since
----                 -----      -----------------------    ---------------
Howard Pavony         50        Chairman of the Board of        1986
                                Directors

Steven H. Rothman     52        Chief Executive Officer,        1986
                                President and a Director

William Lerner*       68        Director                        1995

Arnold J. Wasserman*  63        Director                        1998

Alvin E. Nashman*     74        Director                        1998

James W. Davis*       53        Director                        2000

------------------------
*    Member of the Audit Committee and Compensation Committee.

       Howard Pavony has served as Chairman of our Board of Directors since September 1996. He served as our Co-Chief Executive Officer and President from May 1986 to August 1996 and he has been a Director since 1986.

       Steven H. Rothman has served as our Chief Executive Officer and President since September 1996. He served as our Co-Chief Executive Officer and Vice President from May 1986 to August 1996 and he has been a Director since 1986.

       William Lerner has served as a Director since September 1995. Mr. Lerner has been a practicing attorney in New York since 1961 and in Pennsylvania since 1990. Mr. Lerner is a director of: Seitel, Inc., a NYSE listed company that develops and maintains a seismic data bank for the oil and gas industry; Rent-Way, Inc., a NYSE listed company in the rental-purchase industry; Helm Resources, Inc., an OTC Bulletin Board company that provides management, financial and asset based lending services; and Cortland Trust, Inc., a money market mutual fund distributed primarily through securities brokerage firms and commercial banks.

       Arnold J. Wasserman has served as a Director since March 1998 and is Chairman of our Audit Committee. Mr. Wasserman has, for the past 33 years, been a principal of P & A Associates, a leasing/consulting firm. He is a Director of Stratasys, Inc., a Nasdaq National Market company, which manufactures rapid prototyping systems and materials.

       Alvin E. Nashman has served as a Director since August 1998 and is Chairman of our Compensation Committee. He has been an independent consultant in the field of computer service for the past nine years.

       James W. Davis became a Director in June 2000. Since January 1999, he has been Senior Partner at Key West Technologies, LLC, that provides consulting services with regard to technology, e-commerce, the Internet and business management. From January 1997 through January 1999, he served as the President and Chief Executive Officer of MRT micro, ASA/Inc. (a communications software company). From September 1996 to January 1997, Mr. Davis was a Visiting Research Scholar at the Communications Technology Center at Florida Atlantic University. He is currently a Director of American Vantage Companies, a NASDAQ SmallCap corporation principally engaged in discussions to enter the hospitality industry.

      Our Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Board of Directors held three meetings during the year ended March 31, 2001. The Compensation Committee and the Audit Committee each held one meeting during the year ended March 31, 2001. With the exception of William Lerner, each incumbent Director attended at least 75% of the total number of Board of Directors meetings and meetings of committees on which he served.
Mr. Lerner attended 50% of the meetings in the year ended March 31, 2001.

Executive Officers

	Officers are elected annually by, and serve at the discretion of the Board of Directors. The names and business backgrounds of our executive officers who are not Directors are:

Name                        Age              Position          Officer Since
-------------              ----     ----------------------  ------------------
Frank T. Wong                54      Vice President-Finance       1992
                                     and Secretary

Anthony R. Travaglini        48      Chief Technology Officer     1999

        Frank T. Wong has served as our Vice President-Finance since February 1992, as a Director from June 1993 to March 1998 and as Secretary since September 1995.

	Anthony R. Travaglini has served as our Chief Technology Officer since June 1999. He has served as President of Pivot Technologies since August 1997, when he founded Pivot. From 1992 until 1997, Mr. Travaglini was responsible for network, systems and administration management for multiple divisions of PepsiCo. While at PepsiCo., he supervised the design, development and implementation of PepsiCo.'s enterprise management system.

Director Fees

       Each Director who is not an employee is entitled to an annual fee of $9,000. Each Director who is not an employee receives $1,500 for each Board meeting attended in person and $250 for each Board meeting participated in by telephone. Members of the Audit Committee and Compensation Committee are appointed annually and serve at the discretion of the Board of Directors. The chairman of each committee is entitled to an annual fee of $3,500, and each other member of those committees is entitled to an annual fee of $2,500. Members of the Audit Committee also are entitled to a fee of $250 for each meeting attended if a meeting of the Board of Directors is not held on that day.

       We have granted Messrs. Lerner, Nashman and Wasserman options to purchase 30,000 shares of our common stock for serving as directors. Options to purchase 10,000 shares are currently exercisable. Options to purchase a total of 20,000 shares may be exercised commencing September 10, 2002 and options to purchase a total of 30,000 shares may be exercised commencing September 10, 2003, provided the director continues to serve on the Board of Directors on those dates. We have granted Mr. Davis an option to purchase 20,000 shares of our common stock for serving as a director. Options to purchase 10,000 shares may be exercised by Mr. Davis commencing September 10, 2002 and options to purchase a total of 20,000 shares may be exercised by Mr. Davis commencing September 10, 2003, provided Mr. Davis continues to serve on the Board of Directors on those dates. The exercise price of the options is $1.29 per share. All of the options must be exercised prior to September 10, 2011.

Audit Committee

       The Audit Committee, consisting of Arnold J. Wasserman (Chairman), Alvin E. Nashman, William Lerner and James W. Davis, assists the Board of Directors by recommending the engagement of independent public accountants, reviewing and considering actions of our management in matters relating to audit functions, reviewing with independent public accountants the scope and results of their audit engagement, reviewing reports from various regulatory authorities,reviewing the system of internal controls and procedures and reviewing the effectiveness of procedures intended to prevent violations of law and regulations.

The Board of Directors has adopted a charter for the Audit
Committee, which is attached as Appendix A to this Proxy Statement. All members of the Audit Committee are "independent" within the meaning of Nasdaq Marketplace Rule 4200(a)(15).

	The information contained in this Proxy Statement with respect to the Audit Committee charter and the independence of the members of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference to such filing.

Executive Compensation

Summary Compensation Table

	The following table sets forth the aggregate compensation earned by, paid to or accrued for our chief executive officer and each other executive officer whose aggregate compensation was in excess of $100,000 for the fiscal year ended March 31, 2001.

                                                          Long-Term
                 Annual Compensation                     Compensation
                -----------------------------           --------------
                                                      Other (1)    Securities
Name and Principal                                    Annual       Underlying
Position                  Year   Salary($) Bonus($)   Compensation Options (#)
------------------        ----    --------  -------    ------------ -----------
Howard Pavony             2001   $247,500  $     0    $     0            0
 Chairman of the Board    2000   $237,500  $20,000    $41,488       24,000
                          1999   $227,500  $40,000    $     0       50,000

Steven H. Rothman         2001   $247,500  $     0    $     0            0
 Chief Executive Officer  2000   $237,500  $20,000    $40,916       24,000
  and President           1999   $227,500  $40,000    $     0       50,000

Anthony R. Travaglini     2001   $175,000  $     0    $    0             0
 Chief Technology Officer 2000   $128,654  $     0    $    0             0

-------------------
(1)	Other compensation primarily represents amounts paid for
        life insurance premiums and leased automobiles that are used in business by the executives. In prior years, these amounts were below the reportable threshold.


Option Grants In Last Fiscal Year

	The table below includes information concerning stock options granted to the executive officers named in the Summary Compensation Table during the year ended March 31, 2001.

                      Individual Grants                              Potential Realizable
                  Number of       Percent of                         Value at Assumed
                  Securities      Total Options                      Annual Rates of Stock
                  Underlying      Granted to      Exercise              Price Appreciation
                  Options        Employees in    Price per  Expiration   for Option Term
Name              Granted        Fiscal Year     Share        Date        5%         10%
---------------- ----------      ------------    -----        -----      ----        ----
Howard Pavony         0               0            0            --         0           0

Steven H. Rothman     0               0            0            --         0           0

Anthony R. Travaglini 0               0            0            --         0           0

Aggregated Option Exercises In Last Fiscal Year And FY-End Option
Values

	The table below includes information regarding the value realized on option exercises and the market value of unexercised options held by the executive officers named in the Summary Compensation Table during the fiscal year ended March 31, 2001.

                                                                    Value of
                                                   Number of       Unexercised
                                                   Unexercised     In-The-Money
                          Shares                   Options           Options
                         Acquired                  at FY-End(#)    at FY-End(2)
                          on          Value        Exercisable/    Exercisable/
Name                     Exercise (#) Realized (1) Unexercisable   Unexercisable
---------------------   ------------  ------------ -------------   -------------
Howard Pavony                0           0           134,000/0            0/0

Steven H. Rothman            0           0           134,000/0            0/0

Anthony R. Travaglini        0           0              0/0               0/0

--------------------------

(1) Calculated by determining the difference between the last sale price of our common stock on the date of exercise as reported by the Nasdaq National Market and the exercise price.

(2) Calculated by determining the difference between $1.125 (the last sale price of our common stock on March 31, 2001 as reported by the Nasdaq National Market) and the exercise price of the shares of our common stock underlying the options.

Employment Agreements

	Howard Pavony, Chairman of our Board of Directors, and Steven H. Rothman, our President and Chief Executive Officer, are employed under employment agreements whose initial terms expired on September 1, 2001, but have been extended for an additional year. The terms of their contract extensions provide for an annual salary of $265,000, plus a performance bonus based upon our attainment of specified levels of pre-tax income. The bonus is $5,000 plus 5% of pre-tax income in excess of $400,000 and 6% of pre-tax income in excess of $500,000, provided pre-tax income is at least $400,000. The bonus may not exceed 60% of the executive's salary. In connection with the contract extension, each executive also was granted options to purchase 50,000 shares of our common stock. The options may be exercised at any time before September 10, 2011 at an exercise price of $1.29 per share.
Each executive is entitled to participate in our stock option plans and any incentive bonus program established from time to time, as determined by the Compensation Committee of the Board of Directors.
Each executive is entitled to an automobile the costs for which we are responsible, and another automobile the lease and related costs for which the executive is required to reimburse us. We maintain a $1,000,000 life insurance policy on each executive's life, payable to the beneficiaries named by him, and maintain disability insurance for the benefit of each executive which will pay $150,000 per annum to him in the event of his permanent disability. In the event that there is a change in control of Micros-to-Mainframes, Inc., the executive will be entitled, upon such change of control, to terminate his employment and receive 2.9 times his annual salary as then in effect.

	Anthony Travaglini is employed under an employment agreement which expires on March 31, 2002. His annual salary for fiscal year ended March 31, 2001 was $175,000 and is currently $185,000. Bonus and stock options are based upon the earnings that are part of our business with respect to which Mr. Travaglini has management responsibility. Mr. Travaglini also receives a $500 per month car allowance.

Stock Option Plans

	We have adopted the following stock plans: the 1993 Stock Option Plan, which provides for the grant of options to purchase 250,000 shares of common stock; the 1996 Stock Option Plan, which provides for the grant of options to purchase 350,000 shares of common stock; the 1998 Stock Option Plan, which provides for the grant of options to purchase 250,000 shares of common stock, and the 2000 Long Term Performance Plan, which provides for stock awards of up to 350,000 shares of common stock. Employees (including Officers), Directors and others who provide services to our company and its subsidiaries are eligible to participate in the plans. The plans are administered by our Board of Directors or the Compensation Committee.

	Options granted under the plans may be incentive stock options or ISOs (as defined in Section 422 of the Internal Revenue Code of 1986, as amended), or non-qualified stock options. Non-qualified stock options may be granted in tandem with stock appreciation rights. The exercise price of options may not be less than 100% of the fair market value of the common stock as of the date of grant, except that this does not apply to options granted under the 1998 Stock Option Plan and the exercise price of ISOs granted to an employee who owns more than ten percent of the outstanding common stock may not be less than 110% of the fair market value as of the date of grant. Options may not be exercised more than 10 years after the date of grant, or five years in the case of ISOs granted to an employee who owns more than 10% of the outstanding common stock. An option may be exercised by tendering payment of the purchase price to the Company or, at the discretion of the Board of Directors or Compensation Committee, by delivery of shares of common stock having a fair market value equal to the exercise price. The number of shares that may be acquired upon exercise of an option and the exercise price of an option are subject to adjustment in the event of a merger, recapitalization, stock split or stock dividend. The 2000 Long Term Performance Plan permits the grant of any form of award, including stock options, stock appreciation rights, and stock or cash awards. Awards under the 2000
Long Term Performance Plan may be in stock or denominated in units of stock, which may be subject to restrictions on transfer and include forfeiture provisions.

Compensation Committee Report On Executive Compensation

	The Compensation Committee is composed of Alvin E. Nashman (Chairman), James W. Davis, William Lerner and Arnold J. Wasserman. The responsibilities of our Committee include reviewing our incentive plans, reviewing and approving the compensation of our executive officers, and determining the option awards given to our officers. Members of the Committee have never served as our officers or employees or officers or employees of any of our subsidiaries. During the last year, none of our executive officers served on the Board of Directors or Compensation Committee of any other entity whose officers served either on our Board of Directors or Compensation Committee.

Report By Compensation Committee

	Philosophy

	The Compensation Committee believes that maximizing shareholder value is the most important measure of success, and achieving this depends on the coordinated efforts of individual employees working as a team toward defined common performance goals. The compensation for executive officers and management is designed to be competitive, reward exceptional performance and align the interest of executive officers with the interests of shareholders.

	The total direct compensation package for our executives, including the Chairman of the Board of Directors and the Chief Executive Officer and President, is made up of three elements: (i) a competitive base salary; (ii) short-term incentives, including bonuses based on the achievement of individual and business performance objectives; and (iii) long term incentives, including stock options and other stock based awards.

	Salary

	The Compensation Committee believes that the basic philosophy regarding salaries to be followed is to consider increases based upon a favorable evaluation of individual performance relative to individual goals, the functioning of the executive's team within the corporate structure, success in furthering the corporate strategy and goals, and individual management skills, responsibilities and anticipated workload. The salaries of Howard Pavony, the Chairman of the Board of Directors, Steven H. Rothman, the Chief Executive Officer and President, and Anthony R. Travaglini, the Chief Technology Officer, salary is determined pursuant to the terms of their respective employment contracts. Apart from contractual commitments, the Compensation Committee will also consider demonstrated loyalty and commitment and the competitive salaries offered by similar companies to attract and retain executives. Merit increases for executives are to be subject to the same budgetary guidelines as apply to an other employees. In those cases where an executive has entered into an employment agreement, the base salary is determined pursuant to the terms of the agreement, and renewals of contracts will be considered on the basis of the performance of the individual, the performance of our company and the compensation philosophy of our company.

	Bonuses

	Bonus incentives are structured so that if we achieve our target goals, the incentive bonuses for the executives could be a significant percentage of base salary. This policy is designed to further motivate individuals to improve performance. No bonuses were awarded to our executive officers during the fiscal year ended March 31, 2001.

	Stock Options

	Executives are eligible for annual stock option grants under our stock option plans. The number of options granted, or shares awarded, to any individual depends on individual performance, salary level and competitive data, and the impact that such employee's productivity may make to shareholder value over time. In addition, in determining the number of stock options granted to each executive, the Compensation Committee reviews the unvested options of each executive to determine the future benefits potentially available to the executive. The number of options granted will depend in part on the total number of unvested options deemed necessary to provide an incentive to that individual to make a long term commitment to remain with Micros to Mainframes, Inc.
By giving to executives an equity interest in our company, the value of which depends upon stock performance, the policy seeks to further align management and shareholder interests.

                                            Respectfully Submitted,

                                            The Compensation Committee:

                                            Alvin E. Nashman, Chairman
                                            James W. Davis
                                            William Lerner
                                            Arnold J. Wasserman

Dated:  September 6, 2001

Performance Graph

	The graph below compares the cumulative shareholder return of the Company with the cumulative return on the Standard & Poor's SmallCap Index and a Peer Group Index and a Peer Group Index assuming a $100 investment made on March 31, 1996. Cumulative return data presented assumes reinvestment of dividends. The stock performance shown on the graph below is not necessarily indicative of future price performance.

		 Comparison of Five-Year Cumulative Total Return*
        Micros-To-Mainframes, Inc., Standard & Poor's SmallCap And Peer Group
                     (Performance Results Through 3/31/01)

                                                 Indexed Returns

Company/Index                                      At March 31:
                             --------------------------------------------------
                             1996      1997    1998    1999     2000      2001
MICROS-TO-MAINFRAMES, INC      100     65.78    57.91   71.04   302.59   22.93
STANDARD & POORS SMALLCAP      100    107.93   159.05  128.42   166.69  161.41
PEER GROUP                     100    138.69   150.50   67.29   159.94   53.47

Assumes $100 invested at the close of trading on 3/96 in Micros-To-Mainframes, Inc. common stock, Standard & Poor's SmallCap and Peer Group. *Cumulative total return assumes reinvestment of dividends.

                                                     Source:  Value Line, Inc.


Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.




	The Company has constructed a Peer Group consisting of other computer equipment resellers and packagers that also provide consulting services to their clients, including Alphanet Solutions, Inc., Applied Digital Solutions, Inc., Aztec Technology Partners, Inc., BTG, Inc., Manchester Equipment Company, Inc., Pomeroy Computer Resources, Inc. and Transnet Corp. The Company believes that these companies most closely resemble the Company's business mix and that their performance is representative of the industry.

Audit Committee Report

The following is the report of our Audit Committee with respect to our audited financial statements for the year ended March 31, 2001.

Review with Management:

      We have reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Auditors:

     The Committee has discussed with Goldstein Golub Kessler LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committees) regarding the auditors judgments about the quality of our accounting principles as applied to its financial reporting.

    Goldstein Golub Kessler LLP ("GGK") has a continuing relationship with American Express Tax and Business Services, Inc. ("TBS") from which it leases auditing staff who are full time permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, GGK has no full-time employees and therefore, none of the audit services performed were provided by permanent full-time employees of GGK. GGK manages and supervises and audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

    The Committee has also received written disclosures and the letter from Goldstein Golub Kessler that is required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Goldstein Golub Kessler their independence.

Conclusion:

	Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that its audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2001 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors

Arnold J. Wasserman, Chairman
Alvin E. Nashman
William Lerner
James W. Davis

	The information contained in the foregoing report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any such future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of

1934, as amended, except to the extent that we specifically incorporate it by reference to such filing.


	The Board of Directors Recommends that You Vote "For" the
Election of the Nominees Named Above (Proposal 1).


                              Proposal 2.
               Ratification of Independent Public Accountants

	Goldstein Golub Kessler LLP, independent public accountants, has served as our principal accountants since March 29, 1999 and has been responsible for the audit of our financial statements since the fiscal year ended March 31, 1999. Our Board of Directors has approved the selection of Goldstein Golub Kessler to audit our financial statements for the year ending March 31, 2002, and seeks shareholder ratification of such appointment.

	We have had no disagreements with Goldstein Golub Kessler on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that if not satisfactorily resolved would have caused Goldstein Golub Kessler to make reference to such matter in its report. None of their reports have contained an adverse opinion, or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

	Relationship with Independent Auditors

	The following table sets forth the fees billed by Goldstein Golub Kessler for services performed during the fiscal year ended March 31, 2001:


            Audit fees..........................        $73,000
            Financial information design and
             implementation fees                        $     0
            All other fees                              $39,686

       The Audit Committee believes that all services rendered to us by Goldstein Golub Kessler were compatible with maintaining Goldstein Golub Kessler's independence.

	Goldstein Golub Kessler has been appointed by our Board of Directors as our auditors for the fiscal year ending March 31, 2002. Although shareholder approval is not required, it is the policy of our Board of Directors to request shareholder ratification of the appointment or reappointment of auditors.

	A representative of Goldstein Golub Kessler will be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement and will be available to respond to appropriate questions.

The Board of Directors Recommends That You Vote "For" Proposal 2.

                       Securities Ownership

       The following table indicates how many shares of common stock were beneficially owned, as of September 12, 2001 by (1) each person known by us to be the owner of more than 5% of the outstanding shares of common stock, (2) each director, (3) each executive officer named in the Summary Compensation Table and (4) all directors and executive officers as a group. In general, "beneficial ownership" includes those shares a person has the power to vote or the power to transfer, and stock options and other rights to acquire common stock that are exercisable currently or become exercisable within 60 days. Except as indicated, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. We based our calculation of the percentage owned on 5,028,269 shares outstanding on September 12, 2001.

<
                                Amount and Nature
Name and Address              of Beneficial Ownership      Percentage of
of Beneficial Owner                 Common Stock      Outstanding Shares Owned
----------------------         ---------------------- ------------------------
Steven H. Rothman (1)                1,057,403 (2)(3)         20.3 %

Howard Pavony (1)                    1,049,056 (2)(4)         20.1 %

Anthony R. Travaglini (1)              238,565 (5)             4.7 %

William Lerner
423 East Beau Street
Washington, PA 15301                    50,500 (6)               *

Arnold Wasserman
1 Brookwood Drive
West Caldwell, NJ 07006                 65,500  (6)              *

Alvin E. Nashman
3609 Ridgeway Terrace
Falls Church, VA 22044                  45,500  (6)             *

James W. Davis
17300 Boca Club Blvd.
Boca Raton, FL 33487                    27,000  (6)             *

All Directors and
executive officers
as a group (8 persons)               2,547,279  (7)            45.1 %
------------------------
* Represents less than 1%.

(1)	The address of this person is c/o Micros to Mainframes, Inc.,
        614 Corporate Way, Valley Cottage, New York 10989.

(2)	Includes 184,000 shares of common stock that Mr. Rothman or
        Mr. Pavony may acquire upon exercise of currently exercisable options.

(3)	Includes 1,125 shares of common stock held by Mr. Rothman's
        spouse. Does not include an aggregate of 55,544 shares of common stock held in trust for his adult children, as to which he disclaims beneficial ownership.

(4)	Does not include an aggregate of 52,444 shares of common
        stock held in trust for Mr. Pavony's adult children, as to which he disclaims beneficial ownership.

(5)	Includes 50,000 shares of common stock that Mr. Travaglini
        may acquire upon exercise of a warrant. We have the right to purchase 188,565 shares if Mr. Travaglini elects to sell them in a private transaction.

(6)	Represents shares of common stock that Messrs. Lerner,
        Wasserman, Nashman and Davis may acquire upon exercise of currently exercisable options.

(7) Includes 616,500 shares of common stock that may be acquired upon exercise of currently exercisable options.


                Compliance With 16(a) of the Exchange Act

	Section 16(a) of the Securities Exchange Act of 1934 requires our Officers, Directors and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, Directors and persons who own more than ten percent of our equity securities are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of those forms we received or written representations that no other reports were required from those persons, we are not aware of any failures to file reports or report transactions in a timely manner during the fiscal year ended March 31, 2001.

               Shareholder Proposals For the 2002 Annual Meeting

Shareholder Proposals for Inclusion in Next Year's Proxy Statement

       Shareholders may submit proposals on matters appropriate for shareholder action at our annual meetings consistent with regulations adopted by the SEC and our By-laws. We must receive any such proposals not later than May 22, 2002 for such proposals to be considered for inclusion in our Proxy Statement and form of proxy relating to the 2002 Annual Meeting. Proposals should be addressed to our Secretary, at 614 Corporate Way, Valley Cottage, New York, 10989.


Other Shareholder Proposals for Presentation at Next Year's Annual Meeting

	For any proposal that is not submitted for inclusion in our next year's Proxy Statement, but is instead sought to be presented directly at the 2002 Annual Meeting, SEC rules permit management to vote proxies in its discretion if:

     * We receive notice of the proposal before the close of business on August 5, 2002 and advise shareholders in the 2002 Proxy Statement about the nature of the matter and how our management intends to vote on such matter, or

    * We do not receive notice of the proposal prior to the close of business on August 5, 2002.

    Notices of intention to present proposals at the 2002 Annual
Meeting should be addressed to our Secretary, at 614 Corporate Way, Valley Cottage, New York, 10989


                              Available Information

This Proxy Statement is being mailed to our shareholders together with a copy of our Annual Report on Form 10-K as filed with the SEC. Additional copies of the Form 10-K, as well as copies of our other periodic reports filed under the Securities Exchange Act, may be obtained without charge from our Secretary, Micros-to-Mainframes, Inc., at 614 Corporate Way, Valley Cottage, New York, 10989 (telephone 845-268-5000, fax 845-268-9695).

                                  By Order of the Board of Directors,


Valley Cottage, New York
September 19, 2001                Frank T. Wong, Secretary

                                                       Appendix A
                     Micros-to-Mainframes, Inc.

                      Audit Committee Charter

1. MEMBERSHIP. The membership of the Audit Committee (the "Committee") of Micros-to-Mainframes, Inc. (the "Company") will consist of no less than three outside members of the Board of Directors who are independent from management, financially literate, and at least one of whom has accounting or related financial management expertise.

2. MEETINGS. The Committee shall meet prior to the release and filing of annual and quarterly financial reports with the Company's financial management and its independent auditors to review and discuss such reports. Meetings also may be called by the Chairman or a majority of members of the Committee and shall be held during normal business hours and at a mutually agreeable location. Meetings may be held by conference telephone or similar methods by means of which all persons participating in the meeting can hear and speak to each other.

3.	VACANCIES. The Nominating Committee of the Board of Directors
shall designate outside members of the Board who meet the requirements set forth in Section 1, above, to fill vacancies, subject to ratification by the Board of Directors.

4.	RESPONSIBILITIES. The Committee shall provide communication
links between the Board of Directors and:

a.	The independent auditors, with an oversight responsibility for the financial reporting, management systems, policies, internal controls and financial management capabilities of the Company;

b.	The senior management responsible for the development,
implementation, management and enforcement of the Company's
Code of Business Ethics;

c.	The key line and staff management responsible for the
development, implementation, and management of the Company's worldwide information systems; and

d.	The key line and staff management responsible for
environmental controls and compliance.

5.	DUTIES. The Committee will

a.	   Review the important objectives and policies established
and provide input to the responsible managers;

b.	Review the programs management has put in place to insure
meeting the key objectives and provide appropriate comments and suggestions to the responsible management;

c.	Ensure that the Company has adequate controls, policies, and procedures in place to assure compliance with applicable laws, regulations and company policy;

d.	Inform the Board of Directors on a quarterly basis (and as
needed) of any significant situations that could have an important impact on the business;

e.	Review the applicability and effectiveness of this Charter and annually recommend to the Board of Directors its renewal or amendment; and

f.	In all of the above, act in an advisory role to management, in an information role to the full Board of Directors, and in a direct role with regard to the audit and reporting functions of the external auditors.

6.	STATUTORY AND REGULATORY FUNCTIONS. In the interest of proper financial management and in compliance with applicable rules and regulations of the SEC, Nasdaq, and similar entities, the Committee will:

a.	Recommend the selection of an independent auditor to be
approved by the Board of Directors and the shareholders, after reviewing the amount of non-audit services provided in the prior year, and require the selected auditor to confirm its independence from management;

b.	Consult with the independent auditor with respect to the scope of the Audit Plan and review the Plan's effectiveness after completion of the audit;

c.	Review, in combination with the independent auditor, the
report of audit, or proposed report of audit, and the accompanying management letter or other statement to be included in the Annual Report to Shareholders;

d.	Review all important policies as outlined above and insure
compliance by appropriate reports from the responsible management;

e.	Consult with the independent auditor with regard to the
adequacy of internal controls; and

f. Evaluate the financial and accounting functions of the Corporation, including personnel, systems, controls, and overall organization.


           By:     AUDIT COMMITTEE OF MICROS TO MAINFRAMES, INC.


                              /s/ Arnold Wasserman
                              ------------------------------
                                  Arnold Wasserman, Chairman

PROXY CARD

         PROXY SOLICITED IS SOLICITED BY THE BOARD OF DIRECTORS OF
                          MICROS-TO-MAINFRAMES, INC.
                               614 Corporate Way
                        Valley Cottage, New York  10989

PROXY
       The undersigned hereby constitutes and appoints Howard Pavony and Steven H Rothman and each of them, proxies, full power of substitution, to appear on behalf of the behalf of the undersigned and to vote all shares of Common Stock, par value $.01, of Micros-To-Mainframes, Inc,, a New York Corporation (the "Company") that the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at 614 Corporate Way, Valley Cottage, New York 10989, on Wednesday, October 31, 2001, commencing at 9:30am(local time), and at any adjournment or postponement thereof as follows:

      THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE THE INSTRUCTIONS ON THE OTHER SIDE HEREOF. IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR THE  ELECTION OF THE SIX DIRECTORS
NAMED IN PROPOSAL 1 AND FOR THE ADOPTION OF PROPOSAL 2, AND AS SAID
PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE
THE MEETING.  NOMINEES  FOR DIRECTOR AS NAMED IN THE PROXY STATEMENT
AND FOR ITEM 2. AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.



         (continued and to be signed on reverse side)

A  /X/ Please mark votes as in the example.

1.  The election of the (6) Directors           Nominees:  Howard Pavony
     of the Company to serve for the                       Steven H. Rothman
     ensuing year                                          William Lerner
                                                           Arnold J Wasserman
     For all nominees listed at the right     / /          Alvin E Nashman
                                                           James W. Davis
     Withhold Authority to vote
     For all nominees listed at right        / /

(Instructions: To withhold authority to vote for any individual nominees, strike a line through or otherwise strike out his name at right)


 2.        To ratify the appointment of
           Goldstein Golub Kessler LLP
           as  the  independent
           accountants  of  the                    For            Against
           company   for  the   year
           ending March 31, 2002.                 /  /             /  /


2.	To transact such other business as may properly come before
        the Meeting or any adjournment or adjournments thereof



You must be a shareholder of record as of the close of business on September 12, 2001, to be entitled to notice of, and to vote at, the 2001 Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting for examination by any shareholder.


                       Your Vote is Important

	Whether or not you plan to attend the 2001 Annual Meeting, please promptly complete, sign and date your enclosed proxy card, which is solicited by the Board of Directors, and return it to us in the enclosed envelope.
You may revoke your proxy at any time before it is voted. If you do execute a proxy, you may still attend the 2001 Annual Meeting and vote in person if you prefer.


Signature(s) of Shareholder(s)____________________ Date: ____________2001


Note: The Signature(s) hereon should correspond exactly with the names(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, and joint ownership should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such, If signer is a corporation, please sign the full corporate name, and give title of signing officer.